UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

FIRST SAVINGS FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 7, 2013

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Savings Financial Group, Inc. (the “Company”). The meeting will be held at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, on Wednesday, February 13, 2013, at 2:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by promptly completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Larry W. Myers
President and Chief Executive Officer

501 East Lewis & Clark Parkway

Clarksville, Indiana 47129

(812) 283-0724

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	2:00 p.m., local time, on Wednesday, February 13, 2013.

PLACE	Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana.

ITEMS OF BUSINESS	(1)	To elect four directors to serve for a term of three years.

	(2)	To ratify the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for the fiscal year ending September 30, 2013.

	(3)	To approve a non-binding resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement.

	(4)	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on December 31, 2012.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

John P. Lawson, Jr.
Corporate Secretary

Clarksville, Indiana

January 7, 2013

FIRST SAVINGS FINANCIAL GROUp, INC.

Proxy Statement

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Savings Financial Group, Inc. for the 2013 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to First Savings Financial Group as the “Company,” “we,” “our” or “us.”

First Savings Financial Group is the holding company for First Savings Bank, F.S.B. In this proxy statement, we may also refer to First Savings Bank as the “Bank.”

We are holding the 2013 annual meeting of shareholders at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, on Wednesday, February 13, 2013 at 2:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about January 7, 2013.

Important Notice Regarding the Availability of Proxy Materials

for the SHAREHOLDERS’ Meeting to be held on FEBRUARY 13, 2013

This Proxy Statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at www.proxyvote.com.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Savings Financial Group common stock that you owned as of December 31, 2012. As of the close of business on December 31, 2012, 2,317,815 shares of First Savings Financial Group common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of First Savings Financial Group in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the First Savings Bank, F.S.B. Employee Stock Ownership Plan (the “ESOP”);

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•	Indirectly through the First Savings Bank Profit Sharing/401(k) Plan (the “401(k) Plan”); or

•	Indirectly through the First Savings Financial Group, Inc. Equity Incentive Plan (the “Equity Incentive Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Savings Financial Group common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you own shares of Company common stock indirectly through the First Savings Bank, F.S.B. Employee Stock Ownership Plan, the First Savings Bank Profit Sharing/401(k) Plan or the First Savings Financial Group, Inc. Equity Incentive Plan, see “Participants in the ESOP, 401(k) Plan or Equity Incentive Plan” for voting information.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. At this year’s annual meeting, shareholders will elect four directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is four.

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for fiscal 2013, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the annual meeting is required.

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How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the proposal. Similarly, abstentions and broker non-votes will have no effect on the outcome of the non-binding vote on the compensation of the named executive officers.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1) or on the advisory vote regarding the compensation of our named executive officers (Item 3).  Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and on certain other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or on the advisory vote regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf.  These are referred to as broker non-votes.  Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2).

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	FOR the election of the nominees for director;

•	FOR the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm; and

•	FOR the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

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Instead of voting by completing and mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the enclosed proxy card and for the benefit plans on the voting instruction cards. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern time, on Tuesday, February 12, 2013.

ESOP, 401(k) Plan and/or Equity Incentive Plan Participant Voting

If you participate in the ESOP, invest in Company common stock through the 401(k) Plan or have been awarded restricted stock under the Company’s Equity Incentive Plan which was unvested as of the record date for the Annual Meeting, you will receive a voting instruction card for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. You may submit your voting instruction cards, or convey your voting instructions via the Internet, by telephone or by mail. Specific instructions for Internet or telephone submission are set forth on the voting instruction cards. Under the terms of the ESOP, all allocated shares of First Savings Financial Group common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. The ESOP trustee generally votes all unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the ESOP trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan and Equity Incentive Plan a participant may direct the trustee how to vote the shares of First Savings Financial Group stock credited to the Participant under the plan. The Company will direct the 401(k) Plan trustee and the Equity Incentive Plan trustee how to vote the shares of Company common stock for which timely voting instructions are not received. The deadline for returning your voting instruction cards is February 6, 2013.

Revoking Your Proxy

Whether you vote or direct your vote by mail, telephone or via the Internet, if you are a registered shareholder or a participant in the ESOP, 401(k) Plan and/or Equity Incentive Plan, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to the Corporate Secretary of the Company;

•	submitting a properly signed proxy card or voting instruction card with a later date;

•	voting by telephone or via the Internet at a later time (if initially able to vote in that manner) so long as such vote or voting direction is received by the applicable date and time set forth above for registered shareholders and participants in the ESOP, 401(k) Plan and/or Equity Incentive Plan; or

•	voting in person at the Annual Meeting (except for shares held in the ESOP, 401(k) Plan and/or Equity Incentive Plan).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from you bank, broker, trustee or nominee to change those instructions.

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CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors currently consists of ten members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, Inc., except for Larry W. Myers, John P. Lawson, Jr., Samuel E. Eckart and Vaughn K. Timberlake, who are or were previously employed as executive officers of the Company, the Bank or both. In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with the Bank, including loans and lines of credit outstanding to Vaughn K. Timberlake, Charles E. Becht, Jr. and Frank N. Czeschin, in addition to the transactions disclosed under “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons”, but determined in each case that these relationships did not interfere with their exercise of independent judgment in carrying out their responsibilities as directors.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of those offices allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Michael F. Ludden serves as Chairman of the Board of Directors. Mr. Ludden is independent under the listing requirements of The Nasdaq Stock Market, Inc.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policy

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the President and Chief Executive Officer.

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Committees of the Board of Directors

The following table identifies our standing committees and their members at September 30, 2012. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc. Each committee operates under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available at the Investor Relations section of the Bank’s website (www.fsbbank.net).

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Charles E. Becht, Jr.		X*	X
Cecile A. Blau			X*
Frank N. Czeschin	X	X
Gerald Wayne Clapp, Jr.	X
Samuel E. Eckart
John P. Lawson, Jr.
Michael F. Ludden	X	X	X
Larry W. Myers
Vaughn K. Timberlake
Douglas A. York	X*
Number of meetings in 2012	7	7	1

* Denotes Chairperson

Audit Committee

The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Company’s Board of Directors has designated Douglas A. York, CPA as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

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Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating/ Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	current equity holdings in the Company.

The Nominating/Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

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Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/ Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

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Board and Committee Meetings

During the fiscal year ended September 30, 2012, the Board of Directors of the Bank held 14 regular meetings, including its annual organizational meeting, and the Board of the Directors of the Company held 12 regular meetings, including its annual organizational meeting. No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the respective committees on which such director served during fiscal 2012.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders. Each of the Company’s directors attended last year’s annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available to stockholders on the Investor Relations portion of the Bank’s website at www.fsbbank.net.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

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The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

Audit Committee of the Board of Directors of

First Savings Financial Group, Inc.

Douglas A. York, Chairman

Gerald W. Clapp, Jr.

Frank N. Czeschin

Michael F. Ludden

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DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors, and who were not also named executive officers, of First Savings Financial Group during the 2012 fiscal year.

	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Nonqualified Deferred Compensation Earnings	Total
Charles E. Becht, Jr.	$8,800	$—	$—	$1,063	$9,863
Cecile A. Blau	5,850	—	—	—	5,850
Gerald Wayne Clapp, Jr.	7,300	—	—	837	8,137
Frank N. Czeschin	8,800	—	—	—	8,800
Michael F. Ludden	9,400	—	—	1,694	11,094
Vaughn K. Timberlake	5,500	—	—	768	6,268
Douglas A. York	10,000	—	—	—	10,000

(1)	See footnotes to the directors and executive officers stock ownership table under “Stock Ownership” for the aggregate number of unvested restricted stock award shares held in trust for each director at September 30, 2012.
(2)	As of September 30, 2012, Messrs. Becht, Clapp and York, and Ms. Blau each held 8,972 options to purchase shares of Company common stock (of which 3,588 each were exercisable), Messrs. Czeschin and Timberlake each held 4,486 options to purchase shares of Company common stock (of which 1,795 each were exercisable) and Mr. Ludden held 13,458 options to purchase shares of Company common stock (of which 5,383 were exercisable).

Cash Retainer and Meeting Fees For Non-Employee Directors. The following table sets forth the applicable retainers and fees currently paid to our non-employee directors for their service on the Boards of Directors of First Savings Financial Group and First Savings Bank for their service.

Board of Directors of First Savings Bank
Fee per Board Meeting – Director	$1,000
Fee per Board Meeting – Chairman	$1,400

Board of Directors of First Savings Financial Group
Annual Retainer	$5,500
Fee per Committee Meeting – Director	$300
— Audit Committee Chairman	750
— Compensation Committee Chairman	500
— Nominating/Corporate Governance Committee Chairman	350

Directors’ Deferred Compensation Agreements. The Company and the Bank maintain deferred compensation agreements with some of their non-employee directors. Under the agreements, each director may defer the receipt of meeting and other board fees to a future date; generally until a director’s normal retirement date of age 70. Under the agreements, the Company and the Bank credit the deferred compensation amounts quarterly with interest at an annual rate equal to the prime rate for the immediately preceding calendar quarter plus 2%, but in no event at a rate in excess of 8%. Subject to certain elections available to each director, deferred compensation amounts are distributable in a single lump sum or over a period of 180 months, typically commencing at normal retirement age or termination of service. Benefits also become distributable in a single lump sum or over a 180-month period following a director becoming disabled. If a director dies before the commencement of benefit payments or before the completion of all benefit payments, the benefit or remaining benefit, as the case may be, are distributed to the director’s beneficiary in a single lump sum.

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STOCK OWNERSHIP

The following table provides information as of December 31, 2012 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(1)

First Savings Bank, F.S.B.	191,723	(2)	8.27%
Employee Stock Ownership Plan
501 East Lewis & Clark Parkway
Clarksville, Indiana 47129

FJ Capital Long/Short Equity Fund LLC (3)	196,710		8.49%
Compo Investment Partners LP
Martin S. Friedman
1313 Dolley Madison Blvd., Ste. 306
McLean, Virginia 22101

First Savings Bank Profit Sharing/401(k) Plan	146,759		6.33%
501 East Lewis & Clark Parkway
Clarksville, Indiana 47129

(1)	Based on 2,317,815 shares of the Company’s common stock outstanding and entitled to vote as of December 31, 2012.
(2)	As of December 31, 2012, 72,643 shares have been allocated to participants’ ESOP accounts.
(3)	Based exclusively on a Schedule 13D/A filed with the Securities and Exchange Commission on December 21, 2012, which was filed jointly by the following parties: FJ Capital Long/Short Equity Fund LLC, Compo Investment Partners LP and Martin S. Friedman.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group as of December 31, 2012. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged any of his or her shares.

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Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Directors:
Charles E. Becht, Jr.	28,177	(2)	1.21%
Cecile A. Blau	13,297	(3)	*
Gerald Wayne Clapp, Jr.	39,977	(4)	1.72%
Frank N. Czeschin	4,589	(5)	*
Samuel E. Eckart	18,357	(6)	*
John P. Lawson, Jr.	53,309	(7)	2.29%
Michael F. Ludden	40,766	(8)	1.75%
Larry W. Myers	112,843	(9)	4.84%
Vaughn K. Timberlake	5,357	(10)	*
Douglas A. York	37,177	(11)	1.60%

Executive Officers Who Are Not Directors:
Anthony A. Schoen	38,777	(12)	1.66%

All Directors and Executive Officers as a Group (11 persons)	392,386		16.40%

*Represents less than 1% of the Company’s outstanding shares.

(1)	Based on 2,317,815 shares of the Company’s common stock outstanding and entitled to vote as of December 31, 2012, plus shares that may be acquired by the named individual, or by all directors and executive officers as a group, within 60 days upon the exercise of options.
(2)	Includes 840 shares held in an individual retirement account, 160 shares held in Mr. Becht’s spouse’s individual retirement account, 2,153 shares held through unvested stock awards and 3,588 shares held through exercisable stock options.
(3)	Includes 2,153 shares held through unvested stock awards and 3,588 shares held through exercisable stock options.
(4)	Includes 10,000 shares held by Mr. Clapp’s spouse, 2,153 shares held through unvested stock awards and 3,588 shares held through exercisable stock options.
(5)	Includes 1,000 shares held in an individual retirement account, 1,076 shares held through unvested stock awards and 1,795 shares held through exercisable stock options.
(6)	Includes 1,300 shares allocated under the ESOP, 3,055 shares held through unvested stock awards and 11,864 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2012 because allocation information is unavailable as of the mailing date of this proxy statement.
(7)	Includes 3,275 shares allocated under the ESOP, 20,636 shares held under the First Savings Bank Profit Sharing/401(k) Plan, 12,201 shares held through unvested stock awards and 11,864 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2012 because allocation information is unavailable as of the mailing date of this proxy statement.
(8)	Includes 10,000 shares held by Mr. Ludden’s spouse, 3,229 shares held through unvested stock awards and 5,383 shares held through exercisable stock options.
(9)	Includes 24,200 shares held in Mr. Myers’ spouse’s individual retirement account, 48,492 shares held under the First Savings Bank Profit Sharing/401(k) Plan, 4,687 shares allocated under the ESOP, 15,248 shares held through unvested stock awards and 15,251 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2012 because allocation information is unavailable as of the mailing date of this proxy statement.
(10)	Includes 1,500 shares held in an individual retirement account, 393 shares allocated under the ESOP, 1,076 shares held through unvested stock awards and 1,795 held through exercisable stock options.
(11)	Includes 20,000 shares which Mr. York disclaims beneficial ownership of and which are held by a limited liability company with which Mr. York is affiliated, 2,153 shares held through unvested stock awards and 3,588 shares held through exercisable stock options.
(12)	Includes 5,882 shares held under the First Savings Bank Profit Sharing/401(k) Plan, 2,091 shares allocated under the ESOP, 12,201 shares held through unvested stock awards and 11,864 shares held through exercisable stock options. Excludes shares to be allocated under the ESOP for the year ended December 31, 2012 because allocation information is unavailable as of the mailing date of this proxy statement.

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ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of ten members. All of the nominees are currently directors of the Company and the Bank. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. The three nominees who have been nominated for election at the annual meeting to serve for a three-year term or until their successors have been duly elected and qualified are: Cecile A. Blau, Douglas A. York, John P. Lawson, Jr. and Frank N. Czeschin.

Unless you indicate that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.

Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of September 30, 2012. For those directors who are not former directors of Community First Bank, the starting year of service as director includes service on the Board of Directors of First Savings Bank.

Board Nominees for Terms Ending in 2016

Cecile A. Blau serves as a Senior Judge for the State of Indiana. Ms. Blau served as a county judge in the State of Indiana until December 2008, when her term expired. Age 67. Director since 2008.

Ms. Blau’s experience as an attorney and judge within the region in which the Bank conducts its business, provides the Board with the legal knowledge necessary to assess issues facing a public company. In addition, Ms. Blau has a rich history of community service and currently holds various positions in a number of local charitable and civic organizations.

Douglas A. York is President of Rodefer Moss & Co, PLLC, a public accounting firm. Age 50. Director since 2008.

Mr. York is an experienced certified public accountant whose financial background qualifies him as the Audit Committee’s financial expert. In addition, he possesses substantial company management experience as President of Roderfer Moss & Co., PLLC, a regional CPA firm.

John P. Lawson, Jr. is the Chief Operating Officer of First Savings Bank and First Savings Financial Group. Mr. Lawson joined First Savings Bank in 1988. Previously, he served as Assistant Vice President, Vice President, Senior Vice President and Executive Vice President of First Savings Bank. Age 55. Director since 2006.

Mr. Lawson’s twenty-four years of experience in the management of First Savings Bank provides the Board valuable insight regarding the business and operations of the Company and Bank. Prior to his service with the Bank, he developed financial expertise as a financial planner. Mr. Lawson’s knowledge of the Company and Bank’s history and business operations position him well for continued service as a director and as Chief Operating Officer of the Company and Bank.

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Frank N. Czeschin is President of Indiana Utilities Corporation, a natural gas distributor, President of Southern Indiana Pipeline Corporation, a natural gas transporter, and Managing Partner of Zabel Builders, LLC, a residential construction company. Former director of Community First Bank. Age 51. Director since 2009.

Mr. Czeschin’s management experience in the ownership of a local utility company that operates within the region in which the Bank conducts its business, provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Czeschin has ten years of experience as a director of a former community-oriented bank.

Directors Continuing in Office

All of the directors continuing in office are currently directors of the Company and the Bank, except for Frank N. Czeschin and Vaughn K. Timberlake, who only serve on the Company’s Board.

The following directors have terms ending in 2014:

Michael F. Ludden serves as Chairman of the Board of First Savings Financial Group and First Savings Bank. He is President and Chief Executive Officer of L. Thorn Company, Inc., a construction materials distribution company. Age 63. Director since 1992.

Mr. Ludden provides the Board with significant marketing and operational knowledge through his experience as president of a construction material supply business. In addition, he has considerable experience in executive management. Mr. Ludden has served as Chairman of the Board of First Savings Financial Group for the past three years, beginning with its formation in October 2008, and as Chairman of the Board of First Savings Bank for the past seven years.

Larry W. Myers is the President and Chief Executive Officer of First Savings Bank and First Savings Financial Group. Mr. Myers joined First Savings Bank in 2005. Previously, he served as Chief Operations Officer of First Savings Bank. Before joining First Savings Bank, he served as an Area President of National City Bank in southern Indiana. Age 54. Director since 2005.

Mr. Myers’ thirty years of experience in the local banking industry and involvement in business and civic organizations within the region in which the Bank conducts its business affords the Board valuable insight regarding business initiatives and operations of the Company and Bank. Mr. Myers’ knowledge of the Company’s and the Bank’s business, combined with his tenure and strategic vision, position him well for continued service as a director and as President and Chief Executive Officer of the Company and Bank.

Vaughn K. Timberlake served as Executive Vice President of First Savings Bank from September 2009 until May 2011. Before joining First Savings Bank, Mr. Timberlake served as Chairman of the Board of Directors of Community First Bank from 2001 until 2009. Age 71. Director since 2009.

Mr. Timberlake has forty-one years of experience in the local banking industry, including sixteen years of service as a director of a former community-oriented bank. His experience and tenured expertise provide the Board with organizational and operational knowledge.

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The following directors have terms ending in 2015:

Charles E. Becht, Jr. is owner and President of Ward Forging Co., Inc., a steel fabrication company. Age 64. Director since 1995.

Mr. Becht has significant business and management-level experience with an industry outside of financial services, which provides a unique perspective of the local and national market to the Board. Mr. Becht also possesses marketing knowledge that is of additional value to the Company.

Gerald Wayne Clapp, Jr. is President of CLAPP Auto Group, an auto sales and service company. Age 63. Director since 1995.

Mr. Clapp has career experience as a small business executive within the region in which the Bank conducts its business, which provides the Board with valuable insight regarding the local business and consumer environment. In addition, as an active member of the community, Mr. Clapp maintains contact with the local consumer environment through his day-to-day management of his auto dealership.

Samuel E. Eckart is Executive Vice President of First Savings Financial Group and Area President of First Savings Bank. Before joining First Savings Bank, Mr. Eckart served as President and Chief Executive Officer and a director of Community First Bank. Age 62. Director since 2009.

Mr. Eckart’s forty years of experience in the local banking industry, including fifteen years as a director of other former community-oriented banks, provides the Company and Bank with organizational, operational and market knowledge. In addition, as an active member of the community, he currently holds various positions in a number of local charitable and civic organizations. Mr. Eckart’s knowledge of the Company’s and the Bank’s business position him well for continued service as a director and as an Executive Vice President of the Company and Bank.

Executive Officers Who are Not Directors

Below is information regarding our other executive officer who is not also a director of the Company or the Bank. He has held his current position for at least the last five years, unless otherwise stated. The age presented is as of September 30, 2012.

Anthony A. Schoen is the Chief Financial Officer of First Savings Financial Group and First Savings Bank. Before assuming his current position, Mr. Schoen served as Assistant Controller of First Savings Bank. Before joining First Savings Bank, Mr. Schoen was a manager with Monroe Shine & Co., Inc. Age 35.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Monroe Shine & Co., Inc. to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

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The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm for the 2013 fiscal year.

Audit Fees. The following table sets forth the fees billed to the Company and the Bank by Monroe Shine & Co., Inc. for the fiscal years ended September 30, 2012 and 2011:

	2012	2011
Audit fees	$93,960	$90,809
Audit related fees (1)	57,860	20,890
Tax fees (2)	16,200	14,785
All other fees (3)	186,075	207,552

(1)	Includes fees for attestation and related services traditionally performed by the auditor including attestation services not required by statute or regulation, consultations concerning financial accounting and reporting standards and due diligence and regulatory filings related to mergers or acquisitions. For 2012, includes fees of $6,700 for the audit of the Company’s 401(k) Plan and $4,000 for the audit of the Company’s ESOP. For 2011, includes fees of $6,500 for the audit of the 401(k) Plan.
(2)	Includes fees for tax compliance services including preparation of original and amended federal and state income tax returns, preparation of property tax returns, preparation of Forms 1099 and tax payment and planning advice.
(3)	Other fees includes fees for services performed by Infinite Solutions, LLC, an affiliate of Monroe Shine & Co., Inc., for information technology project management and network management assistance for information technology systems not associated with the financial statements. For 2012, includes fees of $17,820 for the implementation of new hardware and integration projects. For 2011, includes fees of $30,451 for new server, backup drive and email exchange integration projects.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the fiscal year ended September 30, 2012, all of the audit related fees, tax fees and all other fees set forth above were approved by the Audit Committee.

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Item 3 – Advisory (Non-binding) Vote on the Approval of Compensation of the Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires, among other things, that the Company permit a non-binding advisory vote on the compensation of its named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies through the following resolution:

“Resolved, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because the vote is advisory, it will not be binding upon the Company or its Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Frequency of a Shareholder Vote on the Compensation of the Named Executive Officers.

The Dodd-Frank Act requires the Company to obtain, at least once every six years, a shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers. At the Company’s 2011 annual meeting, the Board of Directors recommended and the Company shareholders voted in favor of an annual advisory vote on the compensation of the named executive officers. The next shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers will occur no later than at the Company’s 2017 annual meeting.

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EXECUTIVE COMPENSATION

Summary Compensation Table. The following information is furnished for the principal executive officer of First Savings Financial Group or its subsidiaries and the two most highly-compensated executive officers (other than the principal executive officer) of First Savings Financial Group or its subsidiaries whose total compensation for the fiscal year ended September 30, 2012, exceeded $100,000. These individuals are referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation(1)	Total
Larry W. Myers	2012	$214,492	$63,619	$—	$—	$40,448	$318,559
President & Chief	2011	207,565	42,677	—	—	33,355	283,597
Executive Officer

John P. Lawson, Jr.	2012	$149,896	$44,704	$—	$—	$32,401	$227,001
Chief Operating	2011	145,819	29,840	—	—	24,324	199,983
Officer

Samuel E. Eckart	2012	$181,096	$54,243	$—	$—	$37,155	$272,494
Area President	2011	177,019	36,726	—	—	30,706	244,451

(1)	Details of the amounts reported in the “All Other Compensation” column for 2012 are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer:

	Mr. Myers	Mr. Lawson	Mr. Eckart
Employer matching contributions to 401(k) Plan	$12,641	$9,730	$11,772
Fair market value of allocations under the ESOP	11,937	9,259	11,219
Director fees	5,500	5,500	5,500

Employment Agreements. The Company and the Bank maintain employment agreements with Larry W. Myers, John P. Lawson, Jr. and Samuel E. Eckart (each an “executive” and, collectively, the “executives”). The employment agreements each had an initial term of three years when established in 2008. The employment agreements provide that the Company and the Bank may extend the term of the employment agreements, following a review of an executive’s performance, for an additional year so that the remaining term of the agreements is three years. In 2012, the Company and the Bank extended the term of the employment agreements for each of the named executive officers through October, 2015. The current base salaries under the employment agreements are $218,300, $151,800 and $183,000 for Messrs. Myers, Lawson and Eckart, respectively. The agreements also provide for participation in employee benefit plans and programs we maintain for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits, as described in the agreements. We also agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible. See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive upon termination of employment.

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Nonqualified Deferred Compensation

Supplemental Executive Retirement Plan. The Bank sponsors a supplemental executive retirement plan which provides restorative payments to participants who are prohibited from receiving the full benefits contemplated under the ESOP due to Internal Revenue Code compensation limits. In addition to providing for benefits lost under the tax-qualified plan as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to the designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. See “—Potential Post-Termination Benefits” for a discussion of the benefits and payments plan participants may receive upon a change in control. Messrs. Myers and Lawson participate in the plan. The Board of Directors may also designate other officers as participants in the future.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of September 30, 2012 concerning unexercised options and stock awards that have not vested for each named executive officer.

Name	Number of Securities Underlying Unexercised Options Unexercisable (1)	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)

Larry W. Myers	22,877	15,251	$13.25	5/18/2020	15,248	$297,336

John P. Lawson, Jr.	17,796	11,864	$13.25	5/18/2020	12,201	$237,920

Samuel E. Eckart	17,796	11,864	$13.25	5/18/2020	3,055	$59,573

(1)	These stock options vest at the rate of 20% per year, which commenced on May 18, 2011.
(2)	These restricted stock grants vest at the rate of 20% per year, which commenced on May 18, 2011.
(3)	Based upon the Company’s closing stock price of $19.50 on September 30, 2012.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause or Voluntary Termination Without Good Reason. If we terminate the employment of Messrs. Myers, Lawson or Eckart (collectively referred to in this section on Post-Termination Benefits as the “executives” and individually referred to as an “executive”) for cause, or if an executive terminates employment without good reason, under the terms of the employment agreements, the executive would receive his base salary through the date of his termination of employment and retain the rights to any vested benefits, subject to the terms of any applicable plan or agreement under which we provide those benefits. Upon termination of employment, each executive must adhere to a one-year non-competition covenant and a two-year non-solicitation covenant. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

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Payments Made Upon Voluntary Termination With Good Reason and Termination Without Cause. If we terminate an executive for reasons other than cause, or if either executive resigns after the occurrence of specified circumstances that constitute constructive termination (in other words, for “good reason”), the executive will continue to receive his base salary for the remaining unexpired term of the employment agreement. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of: (1) his return to employment with the Company or another employer; (2) his attainment of age 65; (3) his death; or (3) the end of the remaining term of the employment agreement. Upon termination of employment, each executive must adhere to a one-year non-competition covenant and a two-year non-solicitation covenant. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

Payments Made Upon Disability. Under the employment agreements, during any incapacity leading up to the termination of the executive’s employment due to disability, we will continue to pay the executive’s base salary, benefits (other than bonus) and perquisites until the executive becomes eligible for benefits under our disability plan. Upon termination of employment, each executive must adhere to a one-year non-competition covenant and a two-year non-solicitation covenant. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

Payments Made Upon Death. Under the employment agreements, following an executive’s death, we will pay the executive’s estate the compensation due to the executive through the end of the month in which his death occurs. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executive’s estate in a lump sum as soon as practicable following the executive’s death.

Payments Made Upon a Change in Control. Under the employment agreements, if, in connection with or following a change in control (as described in the agreements), we, or our successor, terminate the executive without cause or if the executive terminates employment voluntarily under specified circumstances that constitute good reason, the executive will receive a lump sum payment equal to three times his average annual taxable compensation for the five taxable years preceding the change in control. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of: (1) the date he becomes eligible for Medicare; (2) his death; or (3) the end of the remaining term of the employment agreement. The executives are not subject to any non-competition or non-solicitation covenants following their termination of employment upon or in connection with a change in control.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s “base amount” are deemed to be “excess parachute payments” if they are contingent upon a change in control. These amounts are referred to as “excess parachute payments.” Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to a federal income tax deduction for any amount above the base amount. For purposes of Section 280G, an individual’s “base amount” generally equals his average annual taxable compensation for the five taxable years preceding the year in which the change in control occurs. The agreements allow, but do not require, the executives to reduce their change in control payments to the extent necessary to ensure that they will not receive “excess parachute payments,” which otherwise would result in the imposition of an excise tax and loss of the tax deduction.

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Upon a change of control before the complete scheduled repayment of the ESOP loan, the supplemental executive retirement plan provides the executives with a benefit equal to the benefit the individual would have received under the ESOP had he remained employed throughout the term of the ESOP loan less the benefits actually provided under the ESOP. An individual’s benefit under the supplemental executive retirement plan, including previously credited amounts, generally becomes payable upon the participant’s separation from service.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended September 30, 2012.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits First Savings Financial Group from lending to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans made by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. The Bank does not sponsor such a program.

According to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and Company policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

23

The aggregate outstanding balance of loans extended by the Bank to its executive officers, employees and directors and related parties was $7.2 million at September 30, 2012. These loans were performing according to their original terms at September 30, 2012. In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Other Transactions. Since October 1, 2012, there have been no transactions and there are no currently proposed transactions in which the Company or the Bank were or are to be a participant and the amount involved exceeds $120,000, and in which any of the Company’s executive officers and directors had or will have a direct or indirect material interest.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than September 9, 2013. If next year’s annual meeting is held on a date that is more than 30 calendar days from February 13, 2014, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 60 days nor more than 90 days before the date of the annual meeting. However, if less than 71 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to First Savings Financial Group, Inc., 501 East Lewis & Clark Parkway, Clarksville, Indiana 47129. Communications to the Board of Directors should be sent to the attention of John P. Lawson, Jr., Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to Cecile A. Blau, the Chairman of the Nominating/Corporate Governance Committee. It is in the discretion of the Nominating/Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

24

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by voting via the Internet or by telephone.

By Order of the Board of Directors,

John P. Lawson, Jr.
Corporate Secretary

Clarksville, Indiana

January 7, 2013

25

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

COMMON CLASS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51144-P31628 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST SAVINGS FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

Vote on Directors

1. Election of Directors

Nominees:

01) Cecile A. Blau
02) Frank N. Czeschin
03) John P. Lawson, Jr.
04) Douglas A. York

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M51145-P31628

FIRST SAVINGS FINANCIAL GROUP, INC.
Annual Meeting of Shareholders
February 13, 2013 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the official proxy committee of First Savings Financial Group, Inc. (the "Company"), consisting of Michael F. Ludden, Cecile A. Blau and Douglas A. York, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on February 13, 2013 at 2:00 p.m., local time, at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting. This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of proposals 1, 2 and 3. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Instructions must be received by February 6, 2013.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your voting instruction card in hand when you call and then follow the instructions. Instructions must be received by February 6, 2013.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Instructions must be received by February 6, 2013.

401(k) PLAN

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51146-P31628 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FIRST SAVINGS FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________

Nominees:

01) Cecile A. Blau
02) Frank N. Czeschin
03) John P. Lawson, Jr.
04) Douglas A. York

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

M51147-P31628

FIRST SAVINGS FINANCIAL GROUP, INC.
Annual Meeting of Shareholders
February 13, 2013 2:00 PM

The undersigned hereby directs Pentegra Trust Company ("401(k) Plan Trustee") to vote all shares of First Savings Financial Group, Inc. ("Company") common stock credited to the undersigned in the First Savings Bank, FSB Employees' Savings & Profit Sharing Plan ("401(k) Plan") which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Shareholders to be held on February 13, 2013 at 2:00 p.m., local time, at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof.

The 401(k) Plan Trustee will vote as directed if the voting instructions are timely. The 401(k) Plan Trustee will vote all shares of Company common stock held in the 401(k) Plan for which no timely instructions are received as directed by the Company. Voting instructions are considered timely if they are received by February 6, 2013. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Instructions must be received by February 6, 2013.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your voting instruction card in hand when you call and then follow the instructions. Instructions must be received by February 6, 2013.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Instructions must be received by February 6, 2013.

ESOP

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51148-P31628 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FIRST SAVINGS FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Cecile A. Blau
02) Frank N. Czeschin
03) John P. Lawson, Jr.
04) Douglas A. York

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

M51149-P31628

FIRST SAVINGS FINANCIAL GROUP, INC.
Annual Meeting of Shareholders
February 13, 2013 2:00 PM

The undersigned hereby directs Pentegra Trust Company (the "ESOP Trustee") to vote all shares of First Savings Financial Group, Inc. ("Company") common stock allocated to the undersigned in the First Savings Bank, FSB Employee Stock Ownership Plan ("ESOP") which the undersigned is entitled to direct the ESOP Trustee to vote at the Annual Meeting of Shareholders to be held on February 13, 2013 at 2:00 p.m., local time, at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof.

In accordance with the terms of the ESOP, the ESOP Trustee will vote as directed if the voting instructions are timely. The ESOP Trustee will vote all unallocated shares of Company common stock and shares of Company common stock for which timely instructions were not received in a manner calculated to most accurately reflect the timely instructions the ESOP Trustee received from other participants. Voting instructions will be considered timely if received by February 6, 2013. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Instructions must be received by February 6, 2013.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your voting instruction card in hand when you call and then follow the instructions. Instructions must be received by February 6, 2013.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Instructions must be received by February 6, 2013.

EQUITY INCENTIVE PLAN

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51150-P31628 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FIRST SAVINGS FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Cecile A. Blau
02) Frank N. Czeschin
03) John P. Lawson, Jr.
04) Douglas A. York

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

M51151-P31628

FIRST SAVINGS FINANCIAL GROUP, INC.
Annual Meeting of Shareholders
February 13, 2013 2:00 PM

The undersigned hereby directs First Bankers Trust Services, Inc. ("Equity Incentive Plan Trustee") to vote all unvested shares of First Savings Financial Group, Inc. ("Company") common stock awarded to the undersigned under the First Savings Financial Group, Inc. 2010 Equity Incentive Plan ("Equity Incentive Plan") which the undersigned is entitled to direct the Equity Incentive Plan Trustee to vote at the Annual Meeting of Shareholders to be held on February 13, 2013 at 2:00 p.m., local time, at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof.

The Equity Incentive Plan Trustee will vote as directed if the voting instructions are timely. Voting instructions are timely if received in the Equity Incentive Plan Trustee on or before February 6, 2013. All shares of Company Common stock held in the Equity Incentive Plan Trust that have not been awarded to participants or for which timely instructions were not provided will be voted by the Equity Incentive Plan Trustee as directed by the Company.

Continued and to be signed on reverse side